EXHIBIT (a)(1)(b)

INTEVAC, INC.

LETTER OF TRANSMITTAL

Exchange Offer for Outstanding

6 1/2% Convertible Subordinated Notes due 2004

Pursuant to the Offering Circular dated June 21, 2002

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON JULY 9, 2002 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, EASTERN TIME, ON THE EXPIRATION DATE.

Delivery To:

State Street Bank and Trust Company of California, N.A.

Exchange Agent
2 Avenue de Lafayette
5th Floor
Corporate Trust Operations
Boston, MA 02110

For Information or Confirmation by Telephone Call:

(617) 662-1548

By Facsimile Transmission (for Eligible Institutions only):

(617) 662-1451

Attention: Corporate Trust Operations

      DELIVERY OF THIS INSTRUMENT AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

      By signing this revised Letter of Transmittal (the “Letter”), you acknowledge that you have received and reviewed the Offering Circular, dated June 21, 2002 (the “Offering Circular”), of Intevac, Inc., a California corporation (“Intevac” or the “Company”), and this Letter, which together constitute Intevac’s offer (the “Exchange Offer”) to exchange for each $1,000 principal amount of its 6 1/2% Convertible Subordinated Notes due 2004 (the “Existing Notes”) the following:

•	$185 in cash, and

•	$815 of its new 6 1/2% Convertible Subordinated Notes due 2009 (the “Exchange Notes”).

      The Exchange Notes will be issued in denominations of $1,000 principal amount or integral multiple thereof. We will pay cash for any fractional portion of an Exchange Note that is less than $1,000 principal amount as a result of the exchange, after aggregating all Existing Notes tendered.

      The Exchange Offer is conditioned on at least $30 million principal amount of Existing Notes being tendered in the Exchange Offer by the registered holders thereof (the “Holders”) and is also subject to a number of other conditions set forth in “The Exchange Offer — Conditions to the Completion of the Exchange Offer” section of the Offering Circular. Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Circular.

      To tender Existing Notes pursuant to the Exchange Offer, the Exchange Agent must, prior to the Expiration Date, receive at the address listed above:

•	with respect to Existing Notes held in certificated form, a properly completed and duly executed Letter and all other documents required by this Letter and the certificates for the Existing Notes being tendered, in proper form for transfer, and

•	with respect to beneficial interests in Existing Notes held in global form, delivery of such Existing Notes pursuant to the procedures for book-entry transfer described in the Offering Circular under the caption “The Exchange Offer — Procedures for Tendering Existing Notes” as well as a confirmation of such delivery including an Agent’s Message, as defined below, or in lieu of such Agent’s Message, a properly completed and duly executed Letter.

      This Letter is to be completed by any Holder (i) if certificates representing Existing Notes are to be forwarded herewith or (ii) if delivery of Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (“DTC”) and the Holder elects to submit this Letter to the Exchange Agent in lieu of an Agent’s Message. Holders who desire to tender their Existing Notes for exchange and (i) whose Existing Notes are not immediately available, (ii) who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, or (iii) who are unable to deliver confirmation of the book-entry tender of their Existing Notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, in each case, must tender their Existing Notes, according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Offering Circular. The term “Agent’s Message” means a message, transmitted by DTC and received by the Exchange Agent, that forms part of a Book-Entry Confirmation and states that DTC has received an express acknowledgment from the Holder tendering the Existing Notes that are the subject of the Book-Entry Confirmation that the Holder has received and agrees to be bound by the terms of this Letter, and that we may enforce such agreement against the Holder.

      Delivery of documents to DTC’s book-entry transfer facility does not constitute delivery to the Exchange Agent.

      This Letter must be executed by the Holder of the Existing Notes listed herein. Tenders with respect to any Existing Notes only will be valid if the Holder tendering such Existing Notes has not previously revoked such tender in accordance with the procedures described below.

      Any beneficial owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender such Existing Notes in the Exchange Offer should promptly contact such registered Holder and instruct such registered Holder to tender on behalf of the beneficial owner. If such beneficial owner desires to tender on his or her own behalf, such beneficial owner must prior to completing and executing this Letter and delivering his Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered Holder. The transfer of record ownership may take considerable time.

      In order to properly complete this Letter, a Holder must (i) complete the box entitled “Description of Existing Notes;” (ii) if appropriate, check and complete the boxes relating to book entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions; (iii) sign this Letter by completing the box entitled “Sign Here,” and (iv) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to completing this Letter.

      The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Existing Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes represented by such certificates, as well as the principal amount tendered, should be listed and attached on a separate signed schedule.

DESCRIPTION OF EXISTING NOTES

(1)	(2)	(3)	(4)

Name(s) and Address(es) of Registered	Existing Note(s)	Aggregate Principal	Principal Amount
Holder(s)	Certificate	Amount of Existing	Tendered(2)
(Please fill in, if blank)	Number(s)(1)	Note(s)
(Attach signed list
if necessary)

		Total	Total

1.	Need not be completed by Holders tendering Existing Notes for exchange by book entry transfer.

2.	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing Notes represented by certificate(s) listed in column 2. See Instruction 2. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

Please check the appropriate box below and provide the requested information.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number	Transaction Code Number

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

For Book-Entry Transfer, Complete the Following:

DTC Account Number	Transaction Code Number

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Intevac the principal amount of Existing Notes indicated above in the box entitled “Description of Existing Notes.” Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Intevac all right, title and interest in and to such Existing Notes as are being tendered hereby.

      For each $1,000 principal amount of Existing Notes accepted for exchange, the exchanging Holder will receive (assuming that at least $30 million principal amount of Existing Notes are tendered by Holders in the Exchange Offer and the other conditions described in the Offering Circular under the section entitled, “The Exchange Offer — Conditions to the Completion of the Exchange Offer” are satisfied) $185 in cash and $815 of the Exchange Notes (collectively, the “Exchange Consideration”). The Exchange Notes will be issued in denominations of $1,000 principal amount or integral multiple thereof. Intevac will pay cash for any fractional portion of an Exchange Note that is less than $1,000 principal amount as a result of the exchange, after aggregating all Existing Notes tendered.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact — with full knowledge that the exchange agent is also acting as the agent of Intevac in connection with the exchange offer — with respect to such tendered Existing Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular and in Instruction 9 of this Letter, to (i) deliver certificates representing such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by DTC (together in any such case, with all accompanying evidences of transfer and authenticity), to or upon the order of Intevac, (ii) present and deliver such Existing Notes for transfer and transfer the tendered Existing Notes on the books of Intevac, and (iii) receive for the account of Intevac all benefits or otherwise exercise all rights and incidents of beneficial ownership with respect to such Existing Notes. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes, and to acquire the Exchange Notes issuable upon the exchange of such tendered Existing Notes and to acquire the Exchange Consideration issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, Intevac will acquire good and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Intevac. The undersigned hereby further represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and has no arrangement or understanding to participate in a distribution of the Exchange Notes.

      The name(s) and address(es) of the Holder(s) of the Existing Notes tendered by this Letter are printed above as they appear on the certificate(s) representing the Existing Notes. The certificate number(s) and the Existing Notes that the undersigned wishes to tender are indicated in the appropriate boxes above.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Intevac to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Notes tendered by this Letter. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal Rights and Non-Acceptance” section of the Offering Circular. Except as otherwise stated in the Offering Circular or this Letter, this tender for exchange of the Existing Notes is irrevocable.

      The undersigned acknowledges that Intevac’s acceptance of the Existing Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Offering Circular entitled “The Exchange Offer — Procedures for Tendering Existing Notes” and in the instructions to this Letter will constitute a binding agreement between the undersigned and Intevac upon the terms and subject to the conditions of the Exchange Offer.

      Unless the undersigned has otherwise indicated by completing the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, the undersigned hereby directs that the Exchange Notes and any instrument representing the cash payment to be made in the Exchange Offer be issued in the name(s) of the undersigned, if applicable, and delivered to the address shown below the signature of the undersigned or, in the case of a book-entry transfer of Existing Notes, that the Exchange Notes and any cash payment to be made in the Exchange Offer be credited to the account indicated above maintained with DTC.

      If the undersigned has (i) tendered certificates for any Existing Notes that are not exchanged in the Exchange Offer for any reason or (ii) submitted certificates for more Existing Notes than the undersigned wishes to tender, unless the undersigned has otherwise indicated by completing the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions,” the undersigned hereby directs that certificates for any Existing Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below the signature of the undersigned or, in the case of a book-entry transfer of Existing Notes, that Existing Notes that are not exchanged be credited to the account indicated above maintained with DTC, in each case at Intevac’s expense promptly following the expiration or termination of the Exchange Offer.

      A tender for exchange of Existing Notes pursuant to any one of the procedures set forth in the section of the Offering Circular entitled “The Exchange Offer — Procedures for Tendering Existing Notes” will constitute the tendering Holder’s acceptance of the terms and conditions of the Exchange Offer.

      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the account indicated above maintained at DTC.

      THE UNDERSIGNED, BY COMPLETING THE BOX ABOVE ENTITLED “DESCRIPTION OF EXISTING NOTES” AND BY SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

      To be completed ONLY if (i) Exchange Notes and any instrument representing the cash payment to be made in the Exchange Offer (collectively, the “Exchange Consideration”) or (ii) Existing Notes not tendered or exchanged, in either case, are to be issued in the name of someone other than the Holder of the Existing Notes whose name(s) appear above, or credited to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

☐  Exchange Consideration to:

☐  Existing Note(s) to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

(Tax Identification or Social Security No.)
(Complete Substitute Form W-9)

Credit (check appropriate box(es))

☐  Exchange Consideration to:

☐  Existing Note(s) to:

the following account at DTC:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

      To be completed ONLY if (i) certificates for the Exchange Notes and the instrument representing the cash payment issued in exchange for Existing Notes, (ii) certificates for Existing Notes in principal amount not exchanged for the Exchange Consideration, or (iii) certificates for Existing Notes (if any) not tendered for exchange, in any such case, are to be mailed or delivered to someone other than the undersigned or to the undersigned at an address other than the address shown below the undersigned’s signature in the box entitled “Sign Here.”

Mail to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

(Tax Identification or Social Security No.)

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING.

SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9 below)

x	, 2002

x	, 2002

(Signature(s) of Owner)	(Date)

      If a Holder is tendering any Existing Notes, this Letter must be signed by the registered Holder(s) exactly as the name(s) appear(s) on the certificate(s) representing the Existing Notes or on a security position listing or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)

(Please Type or Print)

Capacity (full title):

Address

(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by

an Eligible Institution:

(Authorized Signature)

(Name and Title)

(Name of Firm)

Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the Outstanding

6 1/2% Convertible Subordinated Notes due 2004

of

INTEVAC, INC.

1.     Delivery of this Letter; Guaranteed Delivery Procedures.

      This Letter is to be completed by Holders of Existing Notes if certificates for Existing Notes are to be forwarded herewith or a Book-Entry Confirmation (including an Agent’s Message) pursuant to DTC’s Automated Tender Offer Program, or ATOP system, shall be delivered if tenders of Existing Notes are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Existing Notes” section of the Offering Circular. Certificates for all physically tendered Existing Notes, or a Book-Entry Confirmation of delivery of the tendered Existing Notes into the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter (or manually signed facsimile hereof) or an Agent’s Message pursuant to DTC’s ATOP system, and all other required documents, must be received by the Exchange Agent at the address set forth on the cover of this Letter on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

      Holders (i) whose Existing Notes are not immediately available, (ii) who cannot deliver their Existing Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer and deliver all other required documents to the Exchange Agent on or prior to the Expiration Date, in any such case, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Offering Circular. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 12:00 midnight, Eastern Time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof), or an Agent’s Message, and a Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Existing Notes and the principal amount of Existing Notes tendered for exchange, stating that the tender is being made thereby and guaranteeing that within three trading days after the Expiration Date the certificates representing such Existing Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) certificates for all tendered Existing Notes or a Book-Entry Confirmation, together with a copy of the previously executed Letter (or a facsimile thereof) or an Agent’s Message and all other required documents, must be received by the Exchange Agent within three trading days after the Expiration Date. The term “Eligible Institution” means any member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act.

      THE METHOD OF DELIVERY OF EXISTING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY EXISTING NOTES SHOULD BE SENT TO THE COMPANY OR THE TRUSTEE.

      See “The Exchange Offer” section of the Offering Circular.

2.     Tenders.

      (a) Tenders of Existing Notes will be accepted only in integral multiples of $1,000 principal amount.

      (b) If a tender for exchange is to be made with respect to less than the entire principal amount of an Existing Note evidenced by a submitted certificate, the tendering Holder(s) should fill in the aggregate principal amount of such Existing Note to be tendered in the box above entitled “Description of Existing Notes — Principal Amount Tendered.”

      (c) The entire principal amount of the Existing Note tendered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      (d) A reissued certificate representing the non-tendered portion of an Existing Note will be sent to the Holder of such Existing Note, unless otherwise provided in the appropriate box above entitled “Special Issuance Instructions” and/or “Special Delivery Instructions,” promptly after the Expiration Date. All of the Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.     Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

      If this Letter is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as it appears on the face of the Existing Notes or on the security position listing the Holder as the holder of such Existing Notes on the records of DTC, in either case, without any change whatsoever.

      If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

      If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter and any other required documents as there are different registrations.

      When this Letter is signed by the registered Holder or Holders of the Existing Notes specified herein and tendered hereby, no endorsements of the Existing Notes or separate bond powers are required. If, however, Existing Notes not tendered or not accepted or the Exchange Notes are to be issued in the name of or returned to a person other than the registered Holder, then the Existing Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company and, in either case, signed exactly as the name(s) of the Holder(s) appears on the Existing Notes. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      If this Letter or certificates for Existing Notes or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted to the Exchange Agent.

      If this Letter is signed by a person other than the registered Holder(s) of the Existing Notes tendered hereby, the Existing Notes must be endorsed or accompanied by appropriate powers of attorney, in either case, signed exactly as the name(s) of the registered Holder(s) appear(s) on the certificates. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      Except as otherwise provided herein, all signatures on this Letter must be guaranteed by a an Eligible Institution.

      Signatures on this Letter need not be guaranteed by an Eligible Institution if (i) this Letter is signed by the registered Holder(s) of the Existing Notes (including any DTC participant whose name appears on a security position listing such participant as the Holder of such Existing Notes) tendered herewith and such

Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter, or (ii) the Existing Notes tendered herewith are tendered for the account of an Eligible Institution.

4.     Special Issuance and Delivery Instructions.

      If the Exchange Notes are to be issued or sent, or if any Existing Notes not tendered or accepted for exchange are to be issued or sent, to someone other than the Holder or to an address other than that shown above, the appropriate box entitled “Special Issuance Instructions” or “Special Delivery Instructions” above should be completed. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be credited to the proper account maintained at DTC.

      In the case of issuance in a different name, the employer identification or social security number of the person to whom the securities are to be issued must also be indicated.

5.     Taxpayer Identification Number.

      Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide the Company (as payor) with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 30% of the amount of any reportable payments made after the exchange to such tendering Holder of the Exchange Notes. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

      Exempt Holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9 (the “W-9 Guidelines”) for additional instructions.

      To prevent backup withholding, each tendering Holder of Existing Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct, (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Existing Notes is a non-resident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: Checking this box and writing “applied for” on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 30% of the reportable payments made to a Holder during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within 60 days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such 60-day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such 60-day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 30% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

6.     Transfer Taxes.

      The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Existing Notes not exchanged are to be registered or issued in the name of any person other than the registered Holder of the Existing Notes tendered hereby, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder or withheld from the cash consideration due such holder pursuant to the Exchange Offer.

7.     Waiver of Conditions.

      All of the conditions to the Exchange Offer enumerated in the Offering Circular, other than those dependent upon receipt of necessary government approvals, must be satisfied or waived by us before the Expiration Date.

8.     No Conditional Tenders.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter or the delivery of an Agent’s Message, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

9.     Withdrawal Rights.

      Tenders of Existing Notes may be withdrawn at any time prior to 12:00 midnight, Eastern Time, on the Expiration Date.

      For such a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 12:00 midnight, Eastern Time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the “Depositor”), (ii) identify the Existing Notes to be withdrawn by specifying the certificate number(s) and principal amount of such Existing Notes or, in the case of Existing Notes tendered by book-entry transfer, specify the number of the account at the Book-Entry Transfer Facility from which the Existing Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Notes and otherwise complying with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Existing Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Existing Notes register the transfer of such Existing Notes in the name of the person withdrawing the tender and (v) specify the name in which such Existing Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form, eligibility and time of receipt of such notices will be determined by the Company in its sole and absolute discretion, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Consideration will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes that have been tendered for exchange but are not exchanged for any reason will be returned to the tendering Holder thereof, at our expense, in the case of physically tendered Existing Notes, or will be credited to the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures of the Book-Entry Transfer Facility, in the case of book-entry transfer, such Existing Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing Notes promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 12:00 midnight, Eastern Time, on the Expiration Date.

10.     Requests for Assistance or Additional Copies.

      Questions relating to the procedure for tendering Existing Notes, as well as requests for additional copies of the Offering Circular and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address or telephone number set forth on the cover of this Letter.

11.     Irregularities.

      All questions as to the form of documents and the validity, eligibility, time of receipt, acceptance and withdrawal of Existing Notes will be resolved by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all Existing Notes not properly tendered or tenders of Existing Notes that, if accepted for exchange would, in the opinion of counsel to the Company, be unlawful. The Company reserves the absolute right to waive any defects or irregularities or conditions of tender for exchange as to particular Existing Notes. The Company’s interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities with respect to tenders of Existing Notes, nor shall any of them incur any liability for failure to give any such notice. A tender of such Existing Notes will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Existing Notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned, at our expense, by the Exchange Agent to such holder, unless otherwise provided in this Letter, promptly following the expiration date.

12.     Mutilated, Lost, Stolen or Destroyed Existing Notes.

      Any Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter for further instructions.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 5)

PAYOR’S NAME:

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — TIN Applied For ☐

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me),

 (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

 (3) I am a U.S. person (including a U.S. resident alien).

SIGNATURE DATE

     You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE IRS FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX

IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date